UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933
Date of Report (Date of earliest event reported):  May 7, 2018

OWENS REALTY MORTGAGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54957	46-0778087
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California		94595
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (925) 935-3840
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02  Results of Operations and Financial Condition.

On May 9, 2018, Owens Realty Mortgage, Inc. (the "Company") issued a press release announcing, among other things, the Company's financial results for the first fiscal quarter ended March 31, 2018. A copy of this press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02 of Form 8-K, including all accompanying exhibits, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2018, the Board of Directors (the "Board") of the Company approved Amendment No. 2 to the Bylaws of the Company (the "Bylaw Amendment") to change the voting standard for director elections from a plurality voting standard to a majority voting standard in uncontested elections (in which a nominee is elected only if the votes cast "for" his or her election exceed the votes cast "against" his or her election). The Bylaw Amendment retains a plurality voting standard in contested elections, which includes an election for which, as of the date that is fourteen (14) days in advance of the date the Company files its definitive proxy statement, there are more nominees for election than positions on the Board to be filled by that election. The Bylaw Amendment became effective on May 7, 2018.

The foregoing description of the Bylaw Amendment is qualified in its entirety by reference to the Bylaw Amendment attached as Exhibit 3.1 to this Form 8-K, which is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

Concurrent with the issuance of the press release furnished as Exhibit 99.1, an updated investor slide presentation titled "Real Estate Portfolio Report" that provides information about the Company's real estate asset portfolio was posted in the "Investor Relations" area of the Company's website.

Item 8.01. Other Events.

Appointment of New Chairman

On May 7, 2018, William C. Owens, Chairman of the Board, informed the Board of his decision to step down from his role as Chairman, effective at the close of business on May 7, 2018. Upon the recommendation of the Company's Nominating and Corporate Governance Committee, and after considering the best interests of the Company and its stockholders, the Board appointed Dennis G. Schmal, the Board's current lead independent director, as Chairman of the Board, effective at the close of business on May 7, 2018. Mr. Owens will remain on the Board and will serve as executive Chairman Emeritus of the Company.

Corporate Governance Changes
In connection with the previously announced review of its corporate governance practices, the Board also approved revisions to the Company's Corporate Governance Guidelines that created, among other things, a director resignation policy setting forth the Board's expectation that any director that fails to receive the required majority vote in an uncontested election will promptly tender his or her resignation to the Board for its consideration. The amendment provides that the Board will act on any such tendered resignation no later than 120 days following the date of the stockholders' meeting at which the election occurred. The Board also approved other revisions to the Corporate Governance Guidelines including the adoption of a Board diversity policy and an anti-pledging policy. The amended Corporate Governance Guidelines are available on the Company's website at http://www.owensmortgage.com.
In addition, the Board also approved stock ownership guidelines for the Company's directors and executive officers.
Important Additional Information
The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company's stockholders in connection with the Company's 2018 Annual Meeting of Stockholders. The Company intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the "SEC") in connection with any such solicitation of proxies from the Company's stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Exhibit 99.2 of the Company's Current Report on Form 8-K filed with the SEC on April 25, 2018 ("Exhibit 99.2") contains information regarding the direct and indirect interest, by securities holdings or otherwise, of the Company's directors and executive officers in the Company's securities. If the holdings of the Company's securities change from the amounts provided in Exhibit 99.2, such changes will be set forth in SEC filings on Forms 3, 4, and 5, which can be found through the Company's website at www.owensmortgage.com in the section "SEC Filings & Reports" or through the SEC's website at www.sec.gov. Information can also be found in the Company's other SEC filings, including the Company's definitive proxy statement for the 2017 Annual Meeting of Stockholders and its Annual Report on Form 10-K for the year ended December 31, 2017. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2018 Annual Meeting of Stockholders. Stockholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at the Company's website at www.owensmortgage.com in the section "SEC Filings & Reports."

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment No. 2 to Bylaws of Owens Realty Mortgage, Inc., adopted as of May 7, 2018

99.1	Press Release dated May 9, 2018 announcing the Company's financial results for the fiscal quarter ended March 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS REALTY MORTGAGE, INC., a Maryland corporation

Date: May 9, 2018	By: /s/ Bryan H. Draper
Name: Bryan H. Draper
Title: President and Chief Executive Officer